Exhibit 99.1



GULF ISLAND

INVESTOR PRESENTATION

August 2022

Cautionary Statements

Cautionary Statements

This presentation, including any oral statements made in connection therewith, contains forward-looking statements in which we discuss our potential future performance. Forward-looking statements, within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, are all statements other than statements of historical facts, such as projections or expectations relating to timing of wind down of our Shipyard Division operations, diversification and entry into new end markets, improvement of risk profile, industry outlook, oil and gas prices, timing of investment decisions and new project awards, operating cash flows, capital expenditures, liquidity and tax rates. The words "anticipates," "may," "can," "plans," "believes," "estimates," "expects," "projects," "targets," "intends," "likely," "will," "should," "to be," "potential" and any similar expressions are intended to identify those assertions as forward-looking statements.

We caution readers that forward-looking statements are not guarantees of future performance and actual results may differ materially from those anticipated, projected or assumed in the forward-looking statements. Important factors that can cause our actual results to differ materially from those anticipated in the forward-looking statements include: the final assessment of damage at our Houma Facilities and the related recovery of any insurance proceeds; the duration and scope of, and uncertainties associated with, the ongoing global pandemic caused by COVID-19 (including new and emerging strains and variants) as well as the war in Ukraine and the corresponding volatility in oil prices and the impact thereof on our business; our ability to secure new project awards, including fabrication projects for refining, petrochemical, LNG, industrial and sustainable energy end markets; our ability to improve project execution; our inability to realize the expected financial benefits of the Shipyard Transaction; the ability to successfully integrate the DSS Acquisition; the cyclical nature of the oil and gas industry; competition; consolidation of our customers; timing and award of new contracts; reliance on significant customers; financial ability and credit worthiness of our customers; nature of our contract terms; competitive pricing and cost overruns on our projects; adjustments to previously reported profits or losses under the percentage-of-completion method; weather impacts to operations; changes in contract estimates; suspension or termination of projects; our ability to raise additional capital; our ability to amend or obtain new debt financing or credit facilities on favorable terms; our ability to generate sufficient cash flow; our ability to sell certain assets; any future asset impairments; utilization of facilities or closure or consolidation of facilities; customer or subcontractor disputes; our ability to resolve the dispute with a customer relating to the purported terminations of contracts to build two MPSVs and any other material legal proceedings; operating dangers, weather events and limits on insurance coverage; barriers to entry into new lines of business; our ability to employ skilled workers; loss of key personnel; performance of subcontractors and dependence on suppliers; changes in trade policies of the U.S. and other countries, including in response to Russia's invasion of Ukraine; compliance with regulatory and environmental laws; lack of navigability of canals and rivers; systems and information technology interruption or failure and data security breaches; performance of partners in any future joint ventures and other strategic alliances; shareholder activism; focus on environmental, social and governance factors by institutional investors and regulators; and other factors described under "Risk Factors" in Part I, Item 1A of our 2021 Annual Report and as may be further updated by subsequent filings with the SEC.

Additional factors or risks that we currently deem immaterial, that are not presently known to us or that arise in the future could also cause our actual results to differ materially from our expected results. Given these uncertainties, Interested parties are cautioned that many of the assumptions upon which our forward-looking statements are based are likely to change after the date the forward-looking statements are made, which we cannot control. Further, we may make changes to our business plans that could affect our results. We caution interested parties that we undertake no obligation to publicly update or revise any forward-looking statements, which speak only as of the date made, for any reason, whether as a result of new information, future events or developments, changed circumstances, or otherwise, and notwithstanding any changes in our assumptions, changes in business plans, actual experience or other changes.

Non-GAAP Measures

This presentation includes certain non-GAAP measures, including earnings before interest, taxes, depreciation and amortization ("EBITDA") and new project awards. We believe EBITDA is a useful supplemental measure as it reflects the Company's operating results excluding the non-cash impacts of depreciation and amortization. We believe new project awards is a useful supplemental measures as it represents the expected revenue value of contract commitments received during a given period, including scope growth on existing commitments.

Non-GAAP measures are not intended to be replacements or alternatives to GAAP measures, and interested parties are urged to consider these non-GAAP measures in addition to, and not in substitution for, measures prepared in accordance with GAAP. We may present or calculate non-GAAP measures differently from other companies.

GULF ISLAND
BUILDING ON TRUST

COMPANY OVERVIEW

About Us

GULF ISLAND
BUILDING ON TRUST

~$65 million	~$60 million	~$41 million
of total revenue for six months ended June 30, 2022	market capitalization at August 12, 2022	cash balance at June 30, 2022

Significant progress on Strategic Transformation has positioned Gulf Island to pursue Profitable Growth

Growing Services business provides stable growth platform

Fabrication business strategically positioned in attractive end markets

Gulf Island (GIFI) is a leading fabricator of complex steel structures and modules and services provider to the industrial and energy sectors. The Company is Headquartered in Houston, TX with its primary operating facilities in Houma, LA.

About Us

GULF ISLAND
BUILDING ON TRUST

Strategic Operating Locations


LOUISIANA
Round Rock
Austin
College Station
San Marcos
Spring
Houston
Katy
Sugar L
Beaumont
Orange
Lake Charles
Lafayette
Baton Rouge
Covington
New Orleans
Biloxi
Gulfport
Victoria
Rockport
Corpus Christi
Houston, TX
Broussard, LA
Houma, LA
Harvey, LA
Ingleside, TX

- Gulf Island's primary operating and fabrication facility in Houma supports both Fabrication and Services
- The Houma facility consists of over 225 acres on the Navigation Canal, providing direct water access to the Gulf of Mexico
- Operating locations in Ingleside, Harvey and Broussard further support Services and provide an expanded geographic reach for personnel

Experienced Labor Force


Shipyard
29
Fabrication
183
Services
618

- Non-union, skilled labor force capable of fabricating complex steel structures and providing offshore services
- Shipyard labor available to support Fabrication upon completion of Shipyard wind down
- Proven ability to ramp-up headcount to support large projects based on deep pool of skilled craft labor in Houma region

Skilled, craft labor force and strategic location with direct water access an important competitive advantage.

Segment Overview

GULF ISLAND
BUILDING ON TRUST

Operates Through Two Business Segments

Oil & Gas
Industrial

SERVICES
Legacy Services Business
+
DSS Acquisition

FABRICATION

Oil & Gas
LNG
Renewables
Infrastructure

Revenue Mix



Fabrication
28%
Services
72%

Current mix reflects strength of Services business and low volume of large fabrication projects. Anticipate relative mix to be more evenly split as large-scale fabrication market recovers.

Fabrication business will benefit from near term project activity in LNG, while opportunities in energy transition present attractive long-term growth potential. Growth of Services business accelerated by DSS Acquisition in 4Q21, which doubled Services headcount and increased its service offerings. Expanded Services platform provides benefit of stable, predictable results while also driving pull-through Fabrication work.

Services Division

Maintenance & Decommissioning	Scaffolding	Coatings	Specialty	Municipal & Civil
Welding	Traditional	Blasting/Painting	Torquing/Tensioning	Pump Stations
Fitting	SafeDeck	Insulation	Hydrotesting	Levee Reinforcement
Rigging		Fireproofing	Weld Isolation	Bulkheads
Equipment Operations		Ultra High Pressure	Cold Cutting	Spud Barge Ops
Firewatch			Welding Enclosures	Other Public Works







Gulf Island's Services Division provides maintenance, repair, construction, scaffolding, coatings, and other specialty services on offshore and inland platforms and structures and at industrial facilities. Contracts are generally structured as time & materials.

Services Past Projects

Maintenance & Decommissioning



Launcher Skid installation in connection with a subsea tie-back project.

Offshore Hookup



Hookup of a Tension Leg Platform at an offshore location. Facilities are connected to subsea equipment on the ocean floor to allow for hydrocarbon production.

Coatings



Coating project on offshore platform. Offshore environments are harsh, so maintenance coatings are critical to maintaining the life expectancy of an asset.

Scaffold



Scaffolding installation on an inshore project. Scaffolding allows easy access to remote areas.

Services business benefiting from favorable end market trends and DSS Acquisition.

Fabrication Division

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Offshore O&G Structures

- Jacket Foundations
- Decks
- Hulls
- Process Modules / Skids
- Sub-sea Tiebacks



Offshore Wind Structures

- Jacket Foundations
- Electrical Substations
- Steel Components
- Support Structures



Rolled Goods, Docks & Terminals

- Piles / Monopiles
- Large OD Pipe
- Mooring Dolphins
- Dock Structures
- Walkways



Subsea Structures

- PLETS/PLEMS
- Inline Sleds
- Jumpers
- Suction Piles
- Manifolds
- Mudmats



Modules, Skids & Piping Systems

- Equipment Modules / Skids
- Process Modules / Skids
- Pipe Racks
- Pipe Spools
- Specialty Piping



Gulf Island's Fabrication Division fabricates modules, skids and piping systems for onshore facilities; foundations and support structures for alternative energy developments; and offshore production platforms and associated structures. Contracts are generally structured as fixed-price or a hybrid of fixed-price and time & materials.

Fabrication Past Projects

GULF ISLAND
BUILDING ON TRUST

Ethane Cracker Modules



2,900-ton Secondary Quench Exchanger (SQE) module and three 2,500-ton process modules for Ethane Cracker Facility.

Offshore Wind Turbine Foundations



Five 400-ton Jacket Foundations with Piles and five 360-ton Transition Pieces for Offshore Turbine Foundations.

Onshore Gas Processing Module



1,000-ton Air Cooler module for Onshore Gas Processing Plant.

Breasting Dolphin



Six Mooring Jackets & four Breasting Dolphins for an LNG Facility.

Fabrication business benefitting from strong trends in small-scale market, while strength in LNG near-term and opportunity in energy transition longer-term present attractive growth potential for large project fabrication business.

Corporate Sustainability

GULF ISLAND
BUILDING ON TRUST

Safety	A strong safety culture is a critical element of Gulf Island's success, and the Company is committed to the safety and health of its employees and subcontractors.
Community	Gulf Island is a vital part of the local community, and the Company is committed to giving back and supporting good causes. Employees participate in a variety of community activities, including Junior Achievement, Relay for Life, and Hurricane Relief.
Environment	Gulf Island is focused on reducing its carbon footprint within daily operations, with an emphasis on spill prevention, water and waste management, air emissions, and other natural resource conservation.
Diversity	Gulf Island is focused on promoting diversity and inclusion in the workplace. The Company's commitment to diversity extends across all divisions and disciplines, starting with the Board of Directors, who adopted a policy of promoting diversity on the Board.

Gulf Island works to build a sustainable and resilient Company for the employees and the communities in which it operates.

Safety


5-Year Safety Trend
1.40
1.20
1.00
0.80
0.60
0.40
0.20
0.00
0.09
0.08
0.07
0.06
0.05
0.04
0.03
0.02
0.01
0.00
2018
2019
2020
2021
2022 YTD - 7/24/2022
Total Recordable Incident Rate (TRIR)
Lost Time Incident Rate (LTIR)

- Average Total Recordable Incident Rate of 0.49 for the last 3 years
- No Lost Time Incidents in over 5 million hours worked since 2020


PLAN
STOP, THINK, ACT
EXECUTION DIAMOND
STOP WORK AUTHORITY
VERIFICATION


Everyone Arrives Home Safely





Supporting the Community

GULF ISLAND
BUILDING ON TRUST

Gulf Island Emergency Relief Fund

- Hurricane Ida – Over 7,750 hot meals served to the Company's workforce
- Hurricane Laura – Over 3,000 hot meals served to the community

Philanthropy and Community Involvement

- Relay for Life in Terrebonne Parish
- Junior Achievement in Houston
- LA Bayou Toy Drive






American Cancer Society
American Cancer Society



BUSINESS TRANSFORMATION

Business Transformation

GULF ISLAND
BUILDING ON TRUST

Legacy Gulf Island

- Complex shipbuilding and fabrication contracts
- Reliant on the cyclical marine and offshore O&G end markets
- Heavily dependent on large, high-risk, fixed-price contracts
- Multiple facilities with significant under-utilized capacity and siloed organizational structure
- Over $300 million of high-risk shipbuilding backlog in break-even or loss position
- Over $290 million of outstanding bonds with ongoing high bonding requirements

The New Gulf Island

- Specialty services and fabrication business with focus on repeat customers, products and services
- Improved utilization, cost structure, competitiveness and project execution
- Higher mix of stable (time & material) services work
- Strong balance sheet and liquidity with significantly reduced bonding requirements
- Focus on value delivery: location, people, safety, quality and schedule assurance
- Focus on sustainable growth end markets for fabrication, including LNG, renewables and diversified industrial

Transformation Phases

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Legacy Gulf Island → 1 → 2 → The New Gulf Island

PHASE ONE:

Improve Liquidity and Operational Performance

PHASE TWO:

Pursue Stable, Profitable Growth

In 2020 Gulf Island outlined a transformational strategy intended to improve the Company's liquidity and operational performance to position the Company to pursue stable, profitable growth. With the significant progress achieved on the phase one initiatives, Gulf Island has shifted to phase two of its strategic transformation.

PHASE ONE – Improve Financial Strength and Operational Performance

- Reduce risk profile and strengthen liquidity
  - Sold Shipyard operating assets and long-term contracts (2Q21)
  - Winding down remaining Shipyard Division operations
  - Improved project cash flow
  - Increased mix of T&M contracts
- Improve resource utilization and centralize key project resources
  - Combined Fabrication activities within one division
  - Closed certain under-utilized facilities
  - Made strategic changes to key personnel and added functional expertise
- Improve competitiveness and project execution
  - Applied disciplined approach to pursuing/bidding projects
  - Increased rigor around post award project reviews with a focus on risk mitigation and accountability
  - Initiated lessons learned program

1

PHASE TWO – Pursue Stable, Profitable Growth

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BUILDING ON TRUST

- Grow and diversify services business
    - Grow offshore customer base and broaden services offerings
    - Expand services offerings to onshore markets
    - Acquired services business of Dynamic Industries (4Q21)
- Expand skilled labor force
    - Improve recruiting by expanding geographic and industry reach
    - Enhance retention
    - Increase focus on training and mentoring
- Further strengthen project execution
    - Further strengthen processes, procedures and personnel
    - Invest in automation
    - Remain disciplined
- Pursue new growth end markets
    - Near-term focus on higher-growth end markets such as LNG and Petro-Chem
    - Longer-term focus includes sustainable energy end markets including offshore wind
    - Continued growth in higher value-added services

2

Shifting End Market and Contract Mix

GULF ISLAND
BUILDING ON TRUST

- LNG and Petro-Chem provide near-term growth opportunity for Fabrication as transition to target mix
- Renewable and infrastructure will drive longer-term growth opportunity in large-project Fabrication
- Growth in Services will result in more diversified, stable business mix
- Sale of Shipyard and growth of Services significantly reduce risks and volatility due to lower mix of large, fixed price contracts

Previous Mix


Infrastructure 5%
Other 5%
Petro-Chem 10%
LNG 5%
Offshore O&G 75%
Time & Materials 30%
Fixed Price 70%

Target Mix


Renewables 25%
Infrastructure 15%
Offshore O&G 40%
Petro-Chem 10%
LNG 10%
Time & Materials 60%
Fixed Price 40%

More diverse business mix and higher time & material contracts will result in a more stable, predictable earnings stream.

Shipyard Wind Down

GULF ISLAND
BUILDING ON TRUST

Two 40-vehicle ferries for North Carolina DOT

- One ferry has been launched; expected completion in 3Q22
- Second ferry expected completion in 4Q22
- Design deficiencies have resulted in construction challenges and increased costs; Gulf Island has filed a lawsuit against the customer

One 70-vehicle ferry for Texas DOT

- Ferry has been launched; expected completion 4Q22
- COVID impacts and customer directed changes have resulted in increased costs
- Initial claim to extend schedule and recover increased costs rejected; working collaboratively with customer to reach an equitable adjustment

Two multi-purpose supply vessels for Hornbeck Offshore

- Contracts in litigation regarding wrongful termination by customer
- Vessels are no longer under construction; however, they remain in Gulf Island's possession at its Houma facility
- Discovery is ongoing with trial date set for 1Q23

In 2Q21, Gulf Island sold its Shipyard Division's operating assets and long-term construction contracts. Certain contracts were retained, with the ferry contracts anticipated to be completed by 4Q22, at which time Gulf Island will no longer have any active Shipyard operations. The ferries are physically located at the Houma facility and are being executed by retained shipyard personnel.

KEY INVESTMENT HIGHLIGHTS

Key Investment Highlights

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BUILDING ON TRUST

1	Attractive End Markets	• LNG and Petro-Chem offer strong near-term growth for Fabrication • Renewables and offshore wind provide longer-term growth for Fabrication • High energy prices and labor constraints driving favorable Services trends
2	Positioned for Growth	• Baseload of stable craft labor and strategic location • Long-standing customer relationships and reputation for quality and safety
3	Favorable Margin Trends	• Growth in Services provides stable, profitable mix • Improving Fabrication volumes will drive operating leverage
4	Strong Balance Sheet	• Financial stability • Cash position offers flexibility to pursue growth
5	Experienced Management Team	• Management team with extensive and complementary industry experience

1. Attractive End Markets - Fabrication

GULF ISLAND
BUILDING ON TRUST

LNG



Bcf/d
18
16
14
12
10
8
6
4
2
0
+40%
2016
2017
2018
2019
2020
2021
2022E
2024E

Source: U.S. Energy Information Administration

- Global demand for gas expected to result in increased investment in U.S. LNG
- U.S. LNG capacity was ~11.6 Bcf/d at the end of 2021, and EIA expects an increase of 40% by the end 2024
- 7 U.S. LNG export terminals operate today and 12 more are commissioning, under construction or approved for construction according to FERC

Offshore Wind



7GW
6GW
5GW
4GW
3GW
2GW
1GW
0GW
2023
2024
2025
2026
2027
2028
2029

Source: U.S. Energy Information Administration

- Gulf Island fabricated the jacket foundations for the first U.S. offshore wind project
- EIA projects the U.S. reaches 6GW of offshore wind generating capacity by 2029
- Biden Administration announced a directive to evaluate the potential for offshore wind in the Gulf of Mexico

Renewable Energy



2021
history
projection
6
5
4
3
2
1
0
21%
44% renewables
37%
34% natural gas
19%
12% nuclear
23%
10% coal
2010
2020
2030
2040
2050

Source: US Energy Information Administration, Annual Energy Outlook 2022

- Carbon capture, utilization and storage projects in the Gulf of Mexico growing
- Gulf Island's strategic location and capabilities to provide craft labor and fabricated structures provides competitive advantage

Favorable trends in the Gulf of Mexico and the accelerating Energy transition are driving favorable growth trends.

1. Attractive End Markets - Services

GULF ISLAND
BUILDING ON TRUST

Offshore Services



- Rising energy prices driving robust offshore O&G activity resulting in strong offshore services spending
- Offshore services demand benefitting from capital spending and maintenance that had been deferred in recent years
- Labor availability is limited resulting in favorable end market trends

Onshore Services



- DSS Acquisition brings stronger onshore services presence
- Offshore professionals and services provide a platform for onshore services growth

Other Services


SPARK SAFETY
GULF ISLAND

- Increased customer base and suite of services provides opportunity to cross-sell services
- Partnering with engineering companies to provide turnkey solutions

Rising energy prices and labor constraints creating unique opportunity for growing Services platform.

2. Positioned For Growth

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BUILDING ON TRUST

Skilled Labor Force

- Experienced and long tenured labor force is an important strategic advantage given labor constraints
- Non-union, skilled labor capable of fabricating complex steel structures
- Over 600 offsite services professionals provides steady foundation for Services growth
- Skilled labor force delivers superior project efficiency and labor productivity driving increased value for customers

Strategic Location

- Located 30 miles from the Gulf of Mexico, Houma offers a strategic location that provides direct Gulf of Mexico water access
- Over $20 billion of anticipated energy capital spend in the next 3-5 years within 200 miles of the Houma facility
- With over 225 acres on the east bank of the Houma Navigation Canal, Houma provides opportunity for expansion
- Large pool of skilled craft labor in Houma and the surrounding area

2. Positioned For Growth

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- Strong execution drives customer loyalty
- High quality, diversified customer base
- DSS Acquisition expanded customer base providing cross-sell opportunities
- Services platform provides opportunity for pull-though fabrication work
- Many clients embracing sustainability, providing new opportunities for growth

Loyal Customer Base

Baker Hughes a GE company, OXY, Anadarko, TechnipFMC, Chevron, Schlumberger, bp, ConocoPhillips, McDermott, Hess, Saipem, Loop LLC, Ørsted, Bechtel, subsea 7, eog resources, Shell, Arena Offshore, Cantium, naoc, Murphy Oil Corporation, BHP, NewFortress energy, genesisenergy, Massman Construction Co., Williams, KBR, QuarterNorth Energy

Deep industry relationships and history of quality execution.

3. Improving Margin Profile

- Reduced cost structure and exit of lower margin backlog
- Improved operational performance and more disciplined bidding
- Growing Services platform provides more stable, predictable margins
- Increase in value-added services and products will benefit margins
- Volume recovery in Fabrication will drive improved utilization and overhead absorption


Reduce costs and sale of problem backlog
Improve operational performance
Grow Services
Grow value-add services and products
Volume recovery

Several favorable margin drivers should result in improving margin profile in coming years.

4. Strong Balance Sheet To Support Growth

GULF ISLAND
BUILDING ON TRUST

Cash balance of ~$41 million at June 30, 2022

Monetized certain under-utilized assets, reduced costs and focused on strong project cash management, resulting in an improved cash position

No bank debt; surety requirements reduced

Shipyard Transaction improved liquidity and significantly reduced ongoing bonding and letters of credit requirements of the business

Exited higher-risk, long-term construction contracts

Shipyard Transaction allowed Gulf Island to divest break-even or loss contracts that represented 90% of backlog

Liquidity and cash position allows Gulf Island to pursue growth

Expect to end 3Q22 with a cash balance of ~$40 million

The Shipyard Transaction, the sale of under-utilized assets, and improved profitability provide a solid balance sheet that will support Gulf Island's growth objectives.

5. Experienced Management Team

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Richard W. Heo

PRESIDENT & CEO

Joined Gulf Island in 2019

Previous Experience

- McDermott International, Inc. – Senior Vice President of North, Central and South America business unit
- Chicago Bridge & Iron N.V. ("CB&I") – Executive Vice President of Fabrication Services business unit; President of Engineered Products business unit
- KBR, Inc. – Various senior leadership positions in the Technology business unit

Westley S. Stockton

EXECUTIVE VICE PRESIDENT & CFO

Joined Gulf Island in 2018

Previous Experience

- CB&I – Senior Vice President & Chief Accounting Officer; Senior leadership positions within financial operations and M&A
- PricewaterhouseCoopers – Audit related roles
- Arthur Andersen – Audit related roles

Jamie L. Morvant

SR VICE PRESIDENT – Operations

Joined Gulf Island in 2000

Matt R. Oubre

SR VICE PRESIDENT – Commercial

Joined Gulf Island in 2021 through DSS Acquisition (with Dynamic since 1998)

Thomas M. Smouse

VICE PRESIDENT & CHRO

Joined Gulf Island in 2020

Senior leadership has average industry experience of ~26 years.

FINANCIAL OVERVIEW

Second Quarter Summary

GULF ISLAND
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Revenue of $35.9 million, up 48% from the prior year	EBITDA of $1.8 million, up from loss of $0.4 million in the prior year	Cash balance of $40.8 million (as of June 30, 2022)	New project awards of $35.5 million, up 95% from the prior year
Revenue increased due to strong growth for Services, including the benefit of the DSS Acquisition. Fabrication revenue was down modestly as strong small-scale project work offset the weakness in large project activity.	Services EBITDA increased $1.3 million to $2.7 million due to the DSS Acquisition, strong trends in the legacy offshore services business and a higher margin mix. EBITDA included a loss from Shipyard of $1.4 million and a gain of $3.4 million from Hurricane Ida insurance recoveries.	2Q22 cash balance of ~$41 million was consistent with expectations. Expect to exit 3Q22 with a cash balance of ~$40 million.	Growth in new project awards was the result of the DSS Acquisition and strong growth in the legacy offshore services business.

Second Quarter Performance - Services

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Services Revenue

$ in millions



$7.5
$10.3
$9.3
$13.5
$20.7
$22.2
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22

2Q22 revenues were up strongly as a result of incremental revenue associated with the DSS Acquisition and higher offshore services activity.

Services EBITDA

$ in millions



$0.4
$1.4
$1.0
$1.2
$1.5
$2.7
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22

2Q22 EBITDA benefited from strong trends in the division's legacy offshore services business, a higher margin mix and the DSS Acquisition. 4Q21 results included acquisition costs of $0.5 million related to the DSS Acquisition.

Services New Awards

$ in millions



$6.4
$8.8
$8.9
$14.1
$19.4
$23.1
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22

New project awards increased 162% year-over-year driven by the DSS Acquisition and higher offshore services work.

Expanded Services platform provides benefit of stable, predictable growth while also driving pull-through Fabrication work.

Second Quarter Performance - Fabrication

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Fabrication Revenue

$ in millions



$11.7
$11.2
$8.1
$10.2
$5.6
$10.8
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22

2Q22 revenue declined primarily due to the completion of several large fabrication projects that were in progress in the prior period, offset partially by higher small-scale fabrication activity.

Fabrication EBITDA

$ in millions



$1.5
$1.3
$0.4
($3.0)
($2.1)
$2.4
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22

2Q22 EBITDA was impacted by low revenue volume and the associated partial under-recovery of overhead costs, partially offset by a higher margin mix. 2Q22 results included a gain of $3.4 million from Hurricane Ida insurance recoveries. 4Q21 results included charges of $3.1 million related to Hurricane Ida.

Fabrication New Awards

$ in millions



$5.7
$9.8
$6.4
$7.7
$8.3
$11.7
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22

2Q22 new awards increase due to higher small-scale fabrication activity.

Operating results reflect strong project execution, but results have been impacted by low utilization levels due to low revenue volume. Potential for higher volumes related to large fabrication work will improve utilization levels and provide for increased profitability.

Second Quarter Balance Sheet and Liquidity

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BUILDING ON TRUST

Total Cash Position
$ in millions



$54.6
$42.8
$40.8
4Q21
1Q22
2Q22

Decrease in cash from the end of 2021 due to an expected post acquisition working capital increase for the acquired DSS Business (Q421) and cash usage to fund the wind down of the Shipyard business.

Total Surety Bonds
$ in millions



$291.2
$110.8
$110.8
4Q20
4Q21
2Q22

Significant decrease in outstanding surety bonds due to the Shipyard Transaction (Q221). Remaining surety bonds include $50 million for the Hornbeck MPSV projects and the remainder primarily relate to the Shipyard business that is being wound down.



SUMMARY

Summary



- Progress on business transformation has created a **stronger, more predictable business** positioned for profitable growth
- Shipyard Transaction significantly **reduced risk profile** and **improved liquidity**
- Fabrication segment benefits from people and process improvements compounded by **improving end markets**
- Growing Services business will provide **improved visibility** and result in a more **stable and diversified business** mix with higher margins
- Near term focus on LNG and Petro-Chem will drive near-term growth and **sustainable energy will drive long-term opportunity**
- **Strong balance sheet** positions the Company to pursue growth strategy

APPENDIX

Financial Reconciliation

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BUILDING ON TRUST

Services Segment EBITDA

$ in millions

	1Q21	2Q21	3Q21	4Q21	1Q22	2Q22
Operating income	$ 0.27	$ 1.29	$ 0.90	$ 1.03	$ 1.19	$ 2.34
Add: Depreciation and amortization	0.16	0.14	0.14	0.21	0.36	0.39
EBITDA	**$ 0.43**	**$ 1.43**	**$ 1.04**	**$ 1.24**	**$ 1.55**	**$ 2.72**

Fabrication Segment EBITDA

$ in millions

	1Q21	2Q21	3Q21	4Q21	1Q22	2Q22
Operating income (loss)	$ 0.65	$ 0.43	$ (0.47)	$ (3.84)	$ (2.93)	$ 1.60
Add: Depreciation and amortization	0.83	0.86	0.85	0.82	0.82	0.81
EBITDA	**$ 1.48**	**$ 1.29**	**$ 0.37**	**$ (3.02)**	**$ (2.12)**	**$ 2.41**

Consolidated EBITDA

$ in millions

	2Q21	2Q22
Net income (loss) from continuing operations	$ (1.58)	$ 0.53
Less: Income tax (expense) benefit	0.00	0.01
Less: Interest (expense) income, net	(0.10)	(0.02)
Operating income (loss)	$ (1.49)	$ 0.53
Add: Depreciation and amortization	1.08	1.27
EBITDA	**$ (0.41)**	**$ 1.81**

Note: Certain totals may not recalculate due to rounding.

Contact Information

For questions or additional information please contact:

Paul Bartolai, CFA

773.551.1795

paul.bartolai@val-adv.com

GULF ISLAND

BUILDING ON TRUST